UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2014

ESB Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania	16117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (724) 758-5584

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On October 29, 2014, ESB Financial Corporation (“ESB”) and WesBanco, Inc. (“WesBanco”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of ESB with and into WesBanco (the “Merger”). As a result of the Merger, the separate corporate existence of ESB will cease and WesBanco will continue as the surviving corporation in the Merger. The Merger Agreement also provides that, promptly following the completion of the Merger, ESB Bank, a Pennsylvania state-chartered savings bank and a wholly-owned subsidiary of ESB, will merge with and into Wesbanco Bank, Inc., a West Virginia banking corporation and a wholly-owned subsidiary of WesBanco (the “Bank Merger”), with Wesbanco Bank, Inc. continuing as the surviving bank in the Bank Merger.

Under the terms of the Merger Agreement, WesBanco will exchange a combination of shares of its common stock and cash for all of the issued and outstanding shares of common stock of ESB. Shareholders of ESB common stock will be entitled to receive 0.502 (the “Exchange Ratio”) of a share of WesBanco common stock, plus cash in the amount of $1.76 per share, for each share of ESB common stock in the exchange. ESB shareholders who receive shares of WesBanco common stock and cash in exchange for their shares of ESB common stock will generally recognize gain, but not loss, equal to the lesser of (a) the excess, if any, of (i) the sum of the amount of cash received plus the fair market value of the WesBanco common stock received in the Merger, over (ii) the shareholder’s adjusted tax basis in the shares of ESB common stock exchange in the merger, or (b) the amount of cash received in the merger. Upon completion of the Merger, each outstanding vested and unvested stock option to acquire a share of ESB common stock that is outstanding immediately prior to the Merger will be cancelled and converted into the right to receive, on the terms and conditions set forth in the Merger Agreement, an amount in cash equal to the excess, if any, of $17.65 over the per share exercise price under such stock option.

ESB and WesBanco have made customary representations, warranties and covenants in the Merger Agreement, including covenants made by ESB not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction. The Merger Agreement contains certain termination rights for both WesBanco and ESB and further provides that, upon termination of the Merger Agreement under certain circumstances, ESB may be obligated to pay WesBanco a termination fee of $11,354,000.

At the effective time of the Merger, Charlotte A. Zuschlag, ESB’s President and Chief Executive Officer will be appointed to the Board of Directors of WesBanco. In addition, prior to the effective time of the Merger ESB will select one additional person to be appointed to the WesBanco Board of Directors at the effective time of the Merger, which person must be acceptable to WesBanco.

Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Merger Agreement by the shareholders of ESB, approval of the issuance of shares of WesBanco common stock in connection with the Merger by the shareholders of WesBanco and the receipt of required regulatory approvals. The transaction is expected to be completed in the first or second quarter of 2015.

As a condition to WesBanco’s willingness to enter into the Merger Agreement, each of the directors and named executive officers of ESB have entered into substantially identical voting agreements (each, a “Voting Agreement”) with WesBanco pursuant to which they have agreed to vote their shares in favor of the transaction. A form of the Voting Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The foregoing summary of the Merger Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 29, 2014, in accordance with the Merger Agreement, the Board of Directors of ESB approved and entered into the following:

(i)	Separation Agreements among ESB, ESB Bank, Wesbanco and Wesbanco Bank, Inc. and each of Charlotte A. Zuschlag, President and Chief Executive Officer, and the following Group Senior Vice Presidents; Charles P. Evanoski, Frank D. Martz and Todd F. Palkovich;

(ii)	Amendment No. 1 to ESB’s Amended and Restated Supplemental Executive Retirement Plan (the “SERP Amendment”), and

(iii)	Amendment No. 1 to ESB’s Amended and Restated Excess Benefit Plan (the “Excess Benefit Plan Amendment”).

The Separation Agreements provide for the executive’s separation from service with ESB and ESB Bank upon completion of the Merger. The Separation Agreements specify the amount of cash severance to be paid to the executive upon completion of the Merger, provide for special, one-time cash bonuses to each of the Group Senior Vice Presidents to be paid before the end of 2014, and retain each executive’s right to a Section 280G gross-up payment in the event such payment is subsequently deemed triggered. The Separation Agreements also provide for the release of claims against ESB, Wesbanco and their subsidiaries, affiliates, directors, officers, employees and others. In the event the Merger is terminated for any reason, the Separation Agreements will become null and void.

The SERP Amendment provides that the change in control SERP benefits payable following completion of the Merger will not commence substantially sooner than they would as a result of a separation from service at the time of closing, and provides that the special, one-time bonuses to be paid to the Group Senior Vice Presidents in 2014 will not increase the amount of their SERP benefits.

The Excess Benefit Plan Amendment provides that the special, one-time bonuses to be paid to the Group Senior Vice Presidents in 2014 will not increase the amount of their benefits under the Excess Benefit Plan.

The foregoing description is qualified in its entirety by reference to the Separation Agreements, and SERP Amendment and Excess Benefit Plan Amendment, copies of which are attached as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

WesBanco and ESB will host a conference call and webcast to discuss the Merger Agreement on October 30, 2014 at 9:00 a.m. EDT. Investors, analysts and other interested parties may access the teleconference and webcast, which is sponsored by PR Newswire, at 1-888-347-6607 or 1-412-902-4290 for international callers. The call may also be listened to via Webcast through the “Investor Relations” section of WesBanco’s web site at http://www.wesbanco.com or by registering at http://www.videonewswire.com/event.asp?id=100913. Access to the Webcast will begin approximately 15 minutes prior to the start of the call. A replay of the call will be available shortly after the conclusion of the call for a period of approximately 30 days. The replay can be accessed by dialing (877) 344-7529 or 1-412-317-0088 for international callers. The replay conference number is 10055489. WesBanco has prepared an investor presentation to accompany the audio call. A copy of Wesbanco’s investor presentation is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, WesBanco will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of WesBanco and ESB and a Prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF WESBANCO AND ESB AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus will be mailed to shareholders of WesBanco and ESB prior to their respective shareholder meetings, which have not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Joint Proxy Statements/Prospectus, and other related documents is filed by WesBanco with the SEC, it may be obtained for free at the SEC’s website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either WesBanco’s or ESB’s website at http://www.wesbanco.com or http://www.esbbank.com, respectively.

Participants in the Solicitation

WesBanco and ESB and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of WesBanco and ESB in connection with the proposed Merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco’s 2014 annual meeting of shareholders, as filed with the SEC on March 14, 2014. Information about the directors and executive officers of ESB is set forth in the proxy statement for ESB’s 2014 annual meeting of shareholders, as filed with the SEC on March 14, 2014. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of WesBanco or ESB shareholders in connection with the proposed Merger will be included in the Joint Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, WesBanco or ESB using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

ITEM 8.01	Other Events

On October 29, 2014, WesBanco and ESB issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Matters set forth in this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the proposed Merger between WesBanco and ESB, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and ESB may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed Merger may not be fully realized within the expected timeframes; disruption from the proposed Merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed Merger may not be obtained on the expected terms and schedule; WesBanco’s shareholders may not approve the issuance of shares of WesBanco common stock in connection with the Merger; ESB’s shareholders may not approve the proposed Merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in WesBanco’s 2013 Annual Report on Form 10-K, ESB’s 2013 Annual Report on Form 10-K, and documents subsequently filed by WesBanco and ESB with the Securities and Exchange Commission, including both companies’ Form 10-Qs as of March 31 and June 30, 2014 and both companies’ Form 8-K regarding its net income for the quarter ended September 30, 2014. All forward-looking statements included in this filing are based on information available at the time of the release. Neither WesBanco nor ESB assumes any obligation to update any forward-looking statement.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated October 29, 2014 by and between Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation and ESB Bank*

2.2	Form of Voting Agreement

10.1	Separation Agreement Among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Charlotte A. Zuschlag, dated October 29, 2014

10.2	Separation Agreement among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Charles P. Evanoski, dated October 29, 2014

10.3	Separation Agreement among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Frank D. Martz, dated October 29, 2014

10.4	Separation Agreement among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Todd F. Palkovich, dated October 29, 2014

10.5	Amendment No. 1 to ESB’s Amended and Restated Supplemental Executive Retirement Plan

10.6	Amendment No. 1 to ESB’s Amended and Restated Excess Benefit Plan

99.1	Presentation by Wesbanco, Inc. for conference call and webcast on October 30, 2014

99.2	Joint press release issued by Wesbanco, Inc. and ESB Financial Corporation, dated October 29, 2014, announcing the execution of the Agreement and Plan of Merger

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but ESB Financial Corporation will provide them to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

Date: October 30, 2014	By:	/s/ Charlotte A. Zuschlag
Name: Charlotte A. Zuschlag
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated October 29, 2014 by and between Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation and ESB Bank*

2.2	Form of Voting Agreement

10.1	Separation Agreement Among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Charlotte A. Zuschlag, dated October 29, 2014

10.2	Separation Agreement among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Charles P. Evanoski, dated October 29, 2014

10.3	Separation Agreement among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Frank D. Martz, dated October 29, 2014

10.4	Separation Agreement among Wesbanco, Inc., Wesbanco Bank, Inc., ESB Financial Corporation, ESB Bank and Todd F. Palkovich, dated October 29, 2014

10.5	Amendment No. 1 to ESB’s Amended and Restated Supplemental Executive Retirement Plan

10.6	Amendment No. 1 to ESB’s Amended and Restated Excess Benefit Plan

99.1	Presentation by Wesbanco, Inc. for conference call and webcast on October 30, 2014

99.2	Joint press release issued by Wesbanco, Inc. and ESB Financial Corporation, dated October 29, 2014, announcing the execution of the Agreement and Plan of Merger

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but ESB Financial Corporation will provide them to the Securities and Exchange Commission upon request